TO OUR SHAREHOLDERS:
------------------------------------------------------------------------------
We are pleased to report CGM Capital Development Fund increased 41.1% for 1995, comparing favorably to the Standard and Poor's 500 Index which returned 37.5% for the year. For the fourth quarter of 1995, CGM Capital Development Fund returned 6.8% compared to the S&P 500 which increased 6.0% from the previous quarter.

THE YEAR IN REVIEW AND INVESTMENT OUTLOOK
1995 was a banner year both for the U.S. economy and the securities markets. Favorable trends established the previous year prevailed throughout 1995, almost without exception. We continued to enjoy strong job growth, increased productivity and higher corporate profits combined with moderate inflation as measured by the Consumer Price Index. In November, the CPI stalled at October's level, a positive indicator cited by the Federal Reserve Board as a reason to lower the Federal Funds rate a quarter of a percent on December 19. The economy is slowing and the Federal Reserve Board may well be calling for short-term interest rates to come down in order to stimulate business.

The U.S. business outlook is also influenced by trends in other industrialized nations, many of which are already lowering interest rates in an effort to spark sluggish economies. Such precedent permits U.S. policymakers latitude in reducing domestic short-term rates from current relatively high levels.

While economic slowing will raise some questions about future corporate profits, those companies with prospects for increased earnings could find that lower rates mean higher stock prices. Last year was a case in point when a surge in corporate profits occurred while long-term interest rates declined producing the sensational equity gains of 1995. Although we expect the combination of further gains in corporate profits and slightly lower interest rates will lead to higher securities markets, we anticipate increases will be more modest and the overall environment, more volatile than that of 1995.

PORTFOLIO STRATEGY
During 1995, CGM Capital Development Fund remained fully invested in anticipation of modest noninflationary growth. A large position in basic industry companies was sold during the first half of the year with proceeds reinvested in bank, airline and technology stocks. Most of the portfolio's technology stocks were later sold with significant gains during the second half of 1995. Although the Fund has substantial unrealized gains in bank and airline stocks, it retained these large positions at year end in expectation of continued strong performance by these securities.

The CGM Capital Development Fund portfolio holds important positions in airlines, retail and money center banks. The Fund's three largest holdings are Northwest Airlines, Inc., UAL Corp. and NIKE, Inc.

                /s/ Robert L. Kemp
                    Robert L. Kemp
                    President


                /s/ G. Kenneth Heebner
                    G. Kenneth Heebner
                    Portfolio Manager



January 10, 1996

            COMPARISONS OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
             CGM CAPITAL DEVELOPMENT FUND AND THE UNMANAGED S&P 500
              assuming reinvestment of dividends and capital gains

                          Average Annual Total Return
                          ---------------------------
                          1 year    5 year    10 year
                          41.1%     26.8%     19.2%
                          ---------------------------
                        Past performance is no indication
                                of future results

[plot points]
        CGM        Unmanaged S&P
        10000.0    10000.0
1986    12840.0    11870.0
1987    14882.0    12452.0
1988    14837.0    14519.0
1989    17493.0    19107.0
1990    17738.17   18514.0
1991    35316.0    24143.0
1992    41496.0    25977.25
1993    53389.0    28601.0
1994    41152.0    28976.0
1995    58094.0    39842.0


CGM CAPITAL DEVELOPMENT FUND
PORTFOLIO MANAGER
------------------------------------------------------------------------------

G. Kenneth Heebner has managed CGM Capital Development Fund since 1976. In 1989, Mr. Heebner founded Capital Growth Management Limited Partnership with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner was at Loomis, Sayles and Company where he managed the Fund, then known as Loomis-Sayles Capital Development Fund. In addition to CGM Capital Development Fund, Mr. Heebner currently manages CGM Mutual Fund and CGM Realty Fund as well as two other mutual funds. He also co-manages CGM Fixed Income Fund with Janice Saul.

INVESTMENT PERFORMANCE
(unaudited)
------------------------------------------------------------------------------
Total Return for Periods Ended December 31, 1995
                                                               CGM CAPITAL
                                                               DEVELOPMENT
                                                                  FUND
                                                           -------------------
10 Years ................................................      +481.0%
 5 Years ................................................      +227.5%
 1 Year .................................................      + 41.1%
 3 Months ...............................................      +  6.8%

The performance data contained in the report represent past performance. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES

PETER O. BROWN
NICHOLAS J. GRANT
G. KENNETH HEEBNER
ROBERT L. KEMP
ROBERT B. KITTREDGE
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS

ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                                CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------------------------
                                 25 YEAR INVESTMENT RECORD
                     DECEMBER 31, 1970 -- DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------------------------
              IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1970
--------------------------------------------------------------------------------------------------
            --AND HAD TAKEN ALL DIVIDENDS     OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
              AND DISTRIBUTIONS IN CASH          GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
           ---------------------------------  ----------------------------------------------------
                                 During the Year
                             You Would Have Received                        Which Would Represent
           ---------------------------------------------------------      ------------------------
                                                        The Value of                 A Cumulative
             The Net                                    Your Original        An         Change
           Asset Value    Per Share       Per Share      Investment        Annual      Expressed
   On        of Your    Capital Gains      Income          At Each         Total    As An Index With
December   Share Would  Distributions   Distributions     Year End         Return    December 31,
   31       Have Been        of              of        Would Have Been       of      1970 = 100.0
----------------------------------------------------------------------------------------------------
  1970        10.45                                                                     100.0
  1971        12.55          --              0.20            12.79         +  22.4      122.4
  1972        14.63          --              0.08            15.03         +  17.5      143.8
  1973        12.69          --              0.08            13.09         -  12.9      125.2
  1974         7.78          0.37*           0.14             8.38         -  36.0       80.1
  1975         9.35          --              0.15            10.27         +  22.5       98.1
  1976        10.98          --              0.13            12.23         +  19.1      116.8
  1977        10.74          --              0.18            12.16         -   0.6      116.1
  1978        13.05          --              0.27            15.19         +  24.9      145.0
  1979        16.20          --              0.35            19.35         +  27.4      184.7
  1980        20.50          1.65*           0.36            27.65         +  42.9      263.9
  1981        17.34          3.38            0.36            28.89         +   4.5      275.8
  1982        24.88          2.88            0.41            51.68         +  78.9      493.4
  1983        25.21          2.50            0.47            59.74         +  15.6      570.4
  1984        17.28          6.15            0.11            54.84         -   8.2      523.6
  1985        25.02          --              0.18            80.18         +  46.2      765.5
  1986        23.12          7.46            0.16           102.95         +  28.4      982.9
  1987        16.56         10.09            0.14           119.32         +  15.9     1139.2
  1988        15.87          0.02            0.62           118.96         -   0.3     1135.8
  1989        18.37          --              0.34           140.25         +  17.9     1339.1
  1990        18.53          --              0.10           142.21         +   1.4     1357.8
  1991        25.80         11.07*           0.06           283.14         +  99.1     2703.4
  1992        27.43          2.68*           0.20           332.69         +  17.5     3176.5
  1993        27.71          7.51            0.07           428.17         +  28.7     4088.2
  1994        20.58          0.71            0.07           330.12         -  22.9     3152.0
  1995        27.33          1.68            0.02           465.80         +  41.1     4447.5
                            -----           ----                           ------
  Totals                   $58.15           $5.25                          +4347.5

---------------------------------------------------------------------------------------------------------

     *Includes $0.15, $0.09, $0.02 and $0.02 per share distributed from paid-in capital.

---------------------------------------------------------------------------------------------------------
The performance data contained in this report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                         CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
INVESTMENTS AS OF DECEMBER 31, 1995
COMMON STOCKS -- 99.7% OF TOTAL NET ASSETS

                                                       SHARES         VALUE(A)
                                                       ------         --------

AEROSPACE -- 5.0%
  Boeing Company ...............................      332,000      $ 26,020,500
                                                                   ------------

AIRLINES -- 21.8%
  Continental Airlines, Inc.(b) ................      703,600        30,606,600
  Northwest Airlines Corporation(b) ............      815,000        41,565,000
  UAL Corporation(b) ...........................      231,800        41,376,300
                                                                   ------------
                                                                    113,547,900
                                                                   ------------
BANKS -- MONEY CENTER -- 11.6%
  Chemical Banking Corporation .................      462,000        27,142,500
  Citicorp .....................................      496,000        33,356,000
                                                                   ------------
                                                                     60,498,500
                                                                   ------------
BASIC MATERIALS -- 2.6%
  Medusa Corporation ...........................      121,500         3,219,750
  Southdown, Inc.(b) ...........................      520,000        10,140,000
                                                                   ------------
                                                                     13,359,750
                                                                   ------------
BUSINESS SERVICES -- 1.3%
  Champion Enterprises, Inc.(b) ................      220,000         6,792,500
                                                                   ------------

CHEMICALS -- SPECIALTY -- 10.2%
  IMC Global, Inc. .............................      490,000        20,028,750
  Potash Corporation of Saskatchewan, Inc. .....      463,500        32,850,563
                                                                   ------------
                                                                     52,879,313
                                                                   ------------
DRUGS -- 3.7%
  Merck & Company, Inc. ........................      295,000        19,396,250
                                                                   ------------

FOOD -- RETAILERS/WHOLESALERS -- 5.3%
  Philip Morris Companies, Inc. ................      305,000        27,602,500
                                                                   ------------

HOUSING & BUILDING MATERIALS -- 4.0%
  Continental Homes Holding Corporation ........      125,000         3,078,125
  D.R. Horton, Inc. (b) ........................       65,000           763,750
  Toll Brothers, Inc. (b) ......................      694,100        15,964,300
  U.S. Home Corporation (b) ....................       40,000         1,165,000
                                                                   ------------
                                                                     20,971,175
                                                                   ------------
INSURANCE -- 1.6%
  Vesta Insurance Group, Inc. ..................      155,000         8,447,500
                                                                   ------------

LEISURE -- 0.5%
  Coachmen Industries, Inc. ....................      130,000         2,827,500
                                                                   ------------
                 See accompanying notes to financial statements

                         CGM CAPITAL DEVELOPMENT FUND
------------------------------------------------------------------------------
INVESTMENTS AS OF DECEMBER 31, 1995 (CONTINUED)
COMMON STOCKS -- (CONTINUED)
                                                       SHARES         VALUE(A)
                                                       ------         --------

MACHINERY -- 1.3%
  Bearings, Inc. ...............................      225,000      $  6,581,250
                                                                   ------------

MISCELLANEOUS -- 6.9%
  NIKE, Inc. ...................................      520,000        36,205,000
                                                                   ------------

OFFSHORE DRILLING -- 4.6%
  Diamond Offshore Drilling(b) .................      714,000        24,097,500
                                                                   ------------

PERIPHERALS -- 5.5%
  Seagate Technology(b) ........................      603,000        28,642,500
                                                                   ------------

RETAIL -- 13.8%
  Fila Holdings ADR(c) .........................      665,000        30,257,500
  Kohls Corporation(b) .........................      476,000        24,990,000
  Pier 1 Imports, Inc. .........................      100,000         1,137,500
  Tommy Hilfiger Corporation(b) ................      364,100        15,428,737
                                                                   ------------
                                                                     71,813,737
                                                                   ------------
TOTAL COMMON STOCKS (Identified
  Cost $418,504,598) ........................................       519,683,375
                                                                   ------------
                                                        FACE
                                                       AMOUNT
SHORT-TERM INVESTMENT -- 0.5%                          ------

Chevron Oil Finance Company, 5.75% 1/02/96
  (Cost $2,620,000) ............................   $2,620,000         2,620,000
                                                                   ------------

TOTAL INVESTMENTS -- 100.2% (Identified Cost
    $421,124,598)(d) ........................................       522,303,375
  Cash and Receivables ......................................        23,100,089
  Liabilities ...............................................       (24,155,694)
                                                                   ------------
TOTAL NET ASSETS -- 100.0% ..................................      $521,247,770
                                                                   ============
(a)See Note 1A.
(b)Non-income producing security.
(c)An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(d)Federal Tax Information: At December 31, 1995 the net unrealized appreciation on investments based on cost of $421,143,349 for Federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ......  $ 102,000,238
     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value ......       (840,212)
                                                                  -------------
     Net unrealized appreciation ...............................  $ 101,160,026
                                                                  =============
                 See accompanying notes to financial statements

                         CGM CAPITAL DEVELOPMENT FUND
------------------------------------------------------------------------------
STATEMENT OF
ASSETS AND LIABILITIES

December 31, 1995


ASSETS
 Investments at value (Identified
  cost -- $421,124,598) ........................      $522,303,375
 Cash ..........................................             1,884
 Receivable for:
  Securities sold .............      $21,997,322
  Shares of the Fund sold......          671,927
  Dividends and interest ......          428,956        23,098,205
                                     -----------      ------------
                                                       545,403,464
                                                      ------------
LIABILITIES
 Payable for:
  Securities purchased ........      $19,139,546
  Shares of the Fund
   redeemed ...................        1,338,887
  Distributions declared ......        3,196,129        23,674,562
                                     -----------
 Accrued expenses:
  Management fees .............          319,537
  Trustees' fees ..............           15,750
  Accounting and Administration            4,583
  Other expenses ..............          141,262           481,132
                                     -----------      ------------
                                                        24,155,694
                                                      ------------
NET ASSETS .....................................      $521,247,770
                                                      ============
 Net Assets consist of:
  Capital paid-in ..............................      $420,087,744
  Accumulated net realized loss ................           (18,751)
  Unrealized appreciation on
   investments -- net ..........................       101,178,777
                                                      ------------
NET ASSETS .....................................      $521,247,770
                                                      ============
 Shares of beneficial interest outstanding, no
  par value ....................................        19,073,918
                                                      ============
 Net asset value per share* ....................            $27.33
                                                      ============

*Shares of the Fund are sold and redeemed at net asset value
  ($521,247,770 / 19,073,918).

STATEMENT OF
OPERATIONS

Year Ended December 31, 1995


INVESTMENT INCOME
 Income
  Dividends (net of withholding
   tax of $72,666) ................   $  4,163,296
  Interest ........................        105,685
                                      ------------
                                         4,268,981
                                      ------------
 Expenses
  Management fees .................      3,323,791
  Trustees' fees ..................         63,906
  Accounting and Administration....         55,000
  Custodian .......................        115,000
  Transfer agent ..................        229,000
  Audit and tax services ..........         35,620
  Legal ...........................         26,000
  Printing ........................         45,000
  Registration ....................         33,000
  Miscellaneous ...................         10,389
                                      ------------
                                         3,936,706
                                      ------------
  Net investment income ...........        332,275
                                      ------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on investments -- net    30,780,337
 Unrealized appreciation -- net        127,281,953
                                      ------------
 Net gain on investments ......        158,062,290
                                      ------------
NET INCREASE IN ASSETS FROM
 OPERATIONS ...................       $158,394,565
                                      ============
                 See accompanying notes to financial statements

                         CGM CAPITAL DEVELOPMENT FUND
---------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
                                          YEAR ENDED DECEMBER 31,
                                     -------------------------------
                                         1995               1994
                                     ------------      -------------
FROM OPERATIONS
  Net investment income .......      $    332,275      $   1,241,468
  Net realized gain from
    investments ...............        30,780,337         13,012,183
  Unrealized appreciation
    (depreciation).............       127,281,953       (137,179,697)
                                     ------------      -------------
    Increase (decrease) in net
      assets from operations ..       158,394,565       (122,926,046)
                                     ------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......          (325,671)        (1,262,367)
  Net realized gain on investments.   (30,395,964)       (13,037,525)
  In excess of net realized
    gain on investments .......           --                (436,578)
                                     ------------      -------------
                                      (30,721,635)       (14,736,470)
                                     ------------      -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares         24,146,671         55,247,909
  Net asset value of shares
    issued in connection with
    reinvestment of:
    Dividends from net
      investment income .......           284,834          1,162,785
    Distributions from net
      realized gain ...........        27,239,616         11,841,641
    Distributions in excess of net
      realized gain on investments        --                 396,532
                                     ------------      -------------
                                       51,671,121         68,648,867
  Cost of shares redeemed .....       (59,772,451)       (53,085,099)
                                     ------------      -------------
    Increase (decrease) in net
      assets derived from capital
      share transactions ......        (8,101,330)        15,563,768
                                     ------------      -------------
  Total increase (decrease) in
      net assets ..............       119,571,600       (122,098,748)
NET ASSETS
  Beginning of period .........       401,676,170        523,774,918
                                     ------------      -------------
  End of period (including
    undistributed net
    investment income of
    $0 and $0, respectively) ..      $521,247,770      $ 401,676,170
                                     ============      =============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares ..         1,007,187          2,092,085
  Issued in connection with
    reinvestment of:
    Dividends from net
      investment income .......            10,461             55,829
    Distributions from net
      realized gain ...........           996,693            575,395
    Distributions in excess of
      net realized gain on
      investments .............           --                  19,268
                                     ------------      -------------
                                        2,014,341          2,742,577
    Redeemed ..................        (2,458,372)        (2,124,306)
                                     ------------      -------------
    Net change ................          (444,031)           618,271
                                     ============      =============
                 See accompanying notes to financial statements

                         CGM CAPITAL DEVELOPMENT FUND
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                         YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------
                             1995       1994       1993       1992      1991
                             ----       ----       ----       ----      ----

For a share of the Fund outstanding throughout each period:
Net asset value at the
  beginning of period ...    $20.58     $27.71     $27.43    $25.80    $18.53
                             ------     ------     ------    ------    ------

Net investment income ...      0.02       0.07       0.07      0.19      0.03
Dividends from net
  investment income......     (0.02)     (0.07)     (0.07)    (0.20)    (0.06)
Net realized and
  unrealized gain (loss)
  on investments ........      8.43      (6.42)      7.79      4.32     18.37
Distribution from net
  realized gain .........     (1.68)     (0.69)     (7.51)    (2.66)   (11.05)
Distribution in excess of
  net realized gain .....      --        (0.02)      --        --        --
Distribution from paid-in
  capital ...............      --         --         --       (0.02)    (0.02)
                             ------     ------     ------    ------    ------
Net increase (decrease)
  in net asset value ....      6.75      (7.13)      0.28      1.63      7.27
                             ------     ------     ------    ------    ------
Net asset value at end of
  period ................    $27.33     $20.58     $27.71    $27.43    $25.80
                             ======     ======     ======    ======    ======
Total Return (%) ........      41.1      -22.9       28.7      17.5      99.1
Ratios:
Operating expenses to
  average net assets (%)       0.85       0.84       0.85      0.86      0.88
Net investment income to
  average net assets (%)       0.07       0.25       0.23      0.79      0.21
Portfolio turnover (%) ..       271        146        143       163       272
Net assets at end of
  period (in thousands)($)  521,248    401,676    523,775   394,530   325,965

               See accompanying notes to financial statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1995

1. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a diverse group of companies and industries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements are prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value.

                         CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. Undistributed net investment income, accumulated net investment loss, or distributions in excess of net investment income may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. PURCHASES AND SALES OF SECURITIES -- For the year ended December 31, 1995, purchases and sales of securities other than United States government obligations and short-term investments aggregated $1,236,769,976 and $1,271,232,139, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the year ended December 31, 1995, the Fund incurred management fees of $3,323,791 paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership
        (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement between the Fund and CGM provides for a fee at the annual rate of 0.75% on the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expense of those services, which are paid to CGM by the Fund, include the following:
        (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and
        (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $55,000 is shown separately in the financial statements.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM, (other than registered investment companies). Each other trustee is compensated by the Fund at the rate of $10,000 per year plus travel expenses for each meeting attended. In addition, the Chairman of the Independent Trustees Committee receives an annual retainer of $1,500.

                         CGM CAPITAL DEVELOPMENT FUND
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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of CGM Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CGM Capital Development Fund at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 6, 1996

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SHAREHOLDER MEETING -- DECEMBER 29, 1995
(unaudited)

On December 29, 1995 the Fund had a Special Meeting of its Shareholders. At that meeting, Shareholders approved an Advisory Agreement between the Fund and Capital Growth Management Limited Partnership, with no change from the terms of the existing agreement and no change in the operation and management of the Fund, (by a share vote of 11,307,999.807 in favor, 162,293.752 against and 273,425.086 abstentions) and ratified the selection of Price Waterhouse LLP as the Fund's independent accountants for the year ending December 31, 1995 (by a share vote of 11,491,389.906 in favor, 119,573.429 against and 132,755.310 abstentions).

CGM
CAPITAL
DEVELOPMENT
FUND

35th Annual Report
December 31, 1995

A No-Load Fund

[Fencer Logo]
Investment Adviser
CAPITAL GROWTH MANAGEMENT
Limited Partnership


INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110


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TELEPHONE NUMBERS

For information about:
[]  Account Procedures and Status

[]  Redemptions

[]  Exchanges

    Call 800-343-5678

[]  New Account Procedures

[]  Prospectuses

[]  Performance

    Call 800-345-4048


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MAILING ADDRESSES

FOR EXISTING ACCOUNTS

Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511

FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
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This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CAR95                                                        Printed in U.S.A.